Distributor:

Pacific Global Fund Distributors, Inc.                  [LOGO]
206 North Jackson Street

Suite 201
Glendale, California 91206

1.800.282.6693

                                    Small Cap

                                      Fund

                                  Annual Report

                                February 28, 1996

Dear Shareholder

February 28, 1996

A sharp decline in interest rates in the first quarter of 1995 ignited a strong rally in both the stock and bond markets. The momentum for a bull market in stocks grew as corporations reported strong profits. Long-term interest rates continued their decline during the year as the economy showed signs of slowing and inflation remained low. Blue chip and technology sector common stocks were the market leaders in performance.

   The NASDAQ and Russell 2000 Indices, which are unmanaged indices of small company common stocks went up 39.92% and 26.21% respectively, in 1995. The impressive gains in these indices were largely the result of advances in the technology sector. As a result, many stocks outside the technology sector did not experience the same growth and remained undervalued. The Pacific Advisors Small Cap Fund ("Fund") is a "small cap value fund". As a value fund, our investment objective is to look for companies that currently have strong sales and earnings growth but whose stock is trading at a price below market norms. Since the price of technology stocks has been high due to the market's anticipation of high future earnings potential, the Fund does not usually invest in technology stocks.

   In 1995, growth stocks had significantly better returns than value stocks. However, during the past fifteen years, the performance of Small Company Growth Funds and Small Company Value Funds has been about the same, according to Morningstar. This is noteworthy as value funds are less volatile than the market. Typically, value funds buy stocks at a price/ earnings ratio below the market average and hold them for two years or more. While growth stocks have had stronger performance in recent months, we would expect value stocks to perform better in a slower growth economy.

Performance

For the year ending December 31, 1995, the Fund had a total return of 17.27%. The return is based on shares purchased at the offering price on January 1, 1995 and held through December 31, 1995. The return reflects the deduction of the Fund's current maximum sales charge, reinvestment of capital gains and expense reimbursements. Shareholders received $0.34 in capital gains distributions for the year.

Portfolio Management

At year end, the Fund held 28 different stocks in the portfolio. About half of these stocks have been in the Fund for over two years. The portfolio turnover rate for 1995 was 44.95%. Our investment objective emphasizes buying the stock of companies with good fundamental value and growth potential. Our strategy is to purchase early before the market has begun to recognize these stocks. Many of these companies are not followed by analysts when we acquire them, so it may take time for these undervalued stocks to be recognized and appreciate significantly in value. We anticipate holding most stocks for a three to five year time period.

   The Fund's investment adviser continuously monitors the stocks in the portfolio to determine if there are fundamental changes in the companies which would affect their future performance. In 1995, 13 stocks were sold which had become fully valued or experienced a change in their sales and earnings outlook. Companies such as Swisher International, Natures Sunshine, Work Recovery, SC Bancorp and Amway Asia Pacific were sold because we believed their fair market value had been realized. Other stocks, such as Pancho's Mexican Buffet, Santa Anita Realty, RTI Inc., MMI Medical and Matthew Studio Equipment were sold because their underlying fundamental value had changed and their long term outlook was uncertain.

   Some of the new stocks added to the portfolio during the year included Railamerica, Safetytek and Automotive Protection Plans. Railamerica is a transportation company which has a network of short haul rail lines and has strong growth potential. Safetytek manufactures medical devices used in monitoring patients during MRI exams. They are introducing new products in 1996 which should give them strong sales growth in both the domestic and international markets. Automotive Protection Plans sells warranty products through automobile dealerships. It has a strong cash position and projected growth in sales exceeding 25%. During the past year, they signed a contract to provide warranty services to Honda/Acura dealerships in the United States.

Outlook

The stock market has continued to reach new highs in early 1996. It appears, however, to be fueled by large amounts of cash being invested rather than the strength of underlying fundamentals. Corporate earnings growth continued to slow through the end of 1995, and long-term interest rates have increased since year end. The long-term interest rate increase appears to be attributable to the mixed signals the market is receiving on the overall strength of the economy and on the U.S. Government's resolve to balance the budget. As a result, hedge funds and foreign investors have been selling long-term U.S. Treasury Bonds. If this weakening in the bond market continues for any period of time, it may impact the stock market. The result may be a market correction and/or a change in market leadership. With the spectacular returns in growth stocks over the past several months, it will become more difficult for growth stocks to meet market expectations. At that point, the market cycle should begin to favor value stocks.

   We believe the economy will continue to grow at a moderate rate with low inflation and, as a result, long-term interest rates should resume their downward trend later in 1996. A slower growing economy should benefit small cap value stocks through the turn of the century. The U.S. Congress is still considering a capital gains tax reduction and expansion of IRA investments. While action on either of these measures is uncertain due to the presidential election, their passage should benefit small company stocks.

   Please contact your financial adviser, or Pacific Advisors Fund, if you have questions or would like more information on the Small Cap Fund.

   Respectfully submitted,

/s/ George A. Henning

   George A. Henning
   Chairman



Change in Value of $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund on February 8, 1993 compared to the growth of the NASDAQ and Russell 2000 Indices.


                         Pacific Advisors Small Cap Fund

                           Average Annual Total Return
                       for period ending December 31, 1995

                                    One Year
                                     17.27%

                                    Inception
                                    (2/8/93)
                                     13.30%


                                     Chart
                                     -----

                PAFI            NASDAQ          RUSSELL 2000
                ----            ------          ------------

                $10,000         $10,000         $10,000
12/93           $12,994         $11,475         $11,700
12/94           $12,478         $11,107         $11,328
12/95           $14,633         $15,542         $14,297



* Reflects the deduction of the 5.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense reimbursements. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

  The NASDAQ Stock Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance for small companies. The NASDAQ Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

  The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

  Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             Schedule of Investments

                                December 31, 1995

                                                                      Number of Shares            Value
                                                                      ----------------            -----
COMMON STOCK (96.32%)

    Air Transportation (4.91%)
         Mercury Air Group Inc.                                            24,000              $  210,000
                                                                                               ----------
    Banking (2.43%)
         California State Bank                                              8,000                 104,000
                                                                                               ----------
    Chemicals (3.15%)
         Polymer Research Corp of America*                                 40,000                 135,000
                                                                                               ----------
    Consumer Apparel (3.59%)
         Hyde Athletic Industries "A"*                                      8,000                  30,000
         Hyde Athletic Industries "B"*                                     30,000                 123,750
                                                                                               ----------
                                                                                                  153,750
                                                                                               ----------
    Containers and Packaging (5.13%)
         Dolco Packaging Corp.*                                            11,400                 219,450
                                                                                               ----------
    Electronics (0.00%)
         Tri-Lite Inc.*                                                         7                       4
                                                                                               ----------
    Financial Services Diversified (4.79%)
         Mercer International Inc. SBI*                                    10,000                 205,000
                                                                                               ----------
    Food Products (8.06%)
         Vacu-Dry Company*                                                  6,500                  30,063
         Worthington Foods, Inc.                                           22,500                 315,000
                                                                                               ----------
                                                                                                  345,063
                                                                                               ----------
    Food Wholesaling (4.91%)
         Western Beef Inc./DEL*                                            40,000                 210,000
                                                                                               ----------

----------
*Non income producing

                                                                      Number of Shares            Value
                                                                      ----------------            -----
COMMON STOCK continued
    Health and Personal Care Products (7.18%)
         Herbalife International Inc.                                      27,000               $ 232,875
         Naturade, Inc.*                                                   44,000                  74,250
                                                                                                ---------
                                                                                                  307,125
                                                                                                ---------
    Health Care Products and Services (6.77%)
         America Service Group Inc.*                                       38,000                 289,750
                                                                                                ---------
    Hospital Supplies (2.28%)
         Hosposable Products, Inc.*                                        15,000                  97,500
                                                                                                ---------
    Household Furniture and Appliances (4.97%)
         Fedders Corp. - Class A                                           50,000                 212,500
                                                                                                ---------
    Industrial Goods and Equipment (3.50%)
         Ocean Bio-Chem, Inc.*                                             60,000                 150,000
                                                                                                ---------
    Insurance (3.28%)
         Automobile Protection Corp.*                                      50,000                 140,625
                                                                                                ---------
    Medical Equipment (1.75%)
         Safetytek Corp.*                                                   5,000                  75,000
                                                                                                ---------
    Machinery (4.56%)
         Gleason Corp.                                                      6,000                 195,000
                                                                                                ---------
    Pharmaceuticals (5.05%)
         Natural Alternatives Intl.*                                       27,000                 216,000
                                                                                                ---------
    Printing and Publishing (5.08%)
         Courier Corp.                                                      9,300                 217,388
                                                                                                ---------
    Railroad (3.39%)
         Railamerica Inc.                                                  40,000                 145,000
                                                                                                ---------
    Real Estate Investment Trusts (REITs) (3.83%)
         Excel Realty Trust Inc.                                            8,000                 164,000
                                                                                                ---------

---------
* Non income producing

                                                                      Number of Shares            Value
                                                                      ----------------            -----
COMMON STOCK continued

    Restaurants (1.92%)
         Nutrition Management Services*
         Company - Class A                                                 47,000              $   82,250
                                                                                               ----------
    Technology Industries (1.86%)
         Refac Technology Dev. Corp.                                       12,000                  79,500
                                                                                               ----------
    Textiles (3.93%)
         Decorator Industries Inc.                                         21,000                 168,000
                                                                                               ----------



         TOTAL COMMON STOCK                                                                    $4,121,905
                                                                                               ----------
PREFERRED STOCK (0.50%)

    Containers and Packaging (0.50%)
         Dolco Packaging 9% Series PFD                                      5,494              $   21,289
                                                                                               ----------
         TOTAL PREFERRED STOCK                                                                 $   21,289
                                                                                               ----------
TOTAL INVESTMENT SECURITIES (96.82%)                                                           $4,143,194
                                                                                               ----------

SHORT TERM INVESTMENTS (2.11%)
         United Missouri Bank Money Market Fund                                                    90,390
                                                                                               ----------
OTHER ASSETS LESS LIABILITIES (1.07%)                                                              45,575
                                                                                               ----------
TOTAL NET ASSETS                                                                               $4,279,159
                                                                                               ----------

----------
*   Non income producing

                       Statement of Assets and Liabilities

                                December 31, 1995

ASSETS:
         Investment securities at market value (cost: $3,742,260)                              $4,143,194
         Short-term investments, at cost, which is equivalent to market                            90,390
         Other assets                                                                              38,529
         Accrued income receivable                                                                  5,051
         Receivable for capital shares sold                                                         2,020
         Organizational expenses, net of amortization (Note 1)                                     23,984
                                                                                               ----------
         Total assets                                                                           4,303,168
                                                                                               ----------
LIABILITIES:
         Payable to Investment Adviser (Note 1)                                                    23,984
         Payable for capital shares redeemed                                                           25
                                                                                               ----------
         Total liabilities                                                                         24,009
                                                                                               ----------
NET ASSETS:
         (Equivalent to $11.82 per share on 362,008 shares of
         Capital Stock outstanding - 100 million shares authorized)                            $4,279,159
                                                                                               ==========
SUMMARY OF SHAREHOLDER'S EQUITY
         Paid-in capital                                                                       $3,920,596
         Undistributed net investment income                                                      (43,523)
         Undistributed capital gains                                                                1,152
         Unrealized appreciation of investments                                                   400,934
                                                                                               ----------
         Net assets at December 31, 1995                                                       $4,279,159
                                                                                               ==========


                 See Accompanying Notes to Financial Statements.

                             Statement of Operations

                      For the Year Ended December 31, 1995

INVESTMENT INCOME:
         Dividends                                                       $   56,884
         Interest                                                            11,893
                                                                         ----------
             Total Income                                                    68,777
                                                                         ----------
EXPENSES:
         Investment Advisory Fees                                            29,132
         Transfer Agent Expense                                              26,033
         Fund Accounting Fees                                                21,973
         Amortization Expense                                                11,124
         Legal Expense                                                       10,323
         Custody Fees                                                         9,288
         Distribution Fees (Note 3)                                           8,334
         Audit Fees                                                           8,127
         Registration Fees                                                    6,380
         Printing                                                             4,999
         Director Fees/Meetings                                               3,503
         Other Expense                                                        2,819
                                                                         ----------
             Total Expenses, before reimbursements                          142,035
         Less Fees Waived and Expenses Reimbursed (Note 3)                  (44,937)
                                                                         ----------
             Net Expenses                                                    97,098
                                                                         ----------
         NET INVESTMENT LOSS:                                                                $(28,321)
                                                                                             --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments
             Proceeds from sales of investment securities
                 (excluding short-term
                 investments with maturities 60 days or less)            $2,002,170
             Cost of investment securities sold                           1,955,911
                                                                         ----------
                 Net realized gain on investments                                              46,259
         Net realized gain from expiration or
                 closing of option contracts (Note 5)                                           9,797
         Net unrealized appreciation of investments:
             Beginning of period                                         $ (121,518)
             End of period                                                  400,934
                                                                         ----------
                 Net unrealized appreciation of investments                                   522,452
                                                                                             --------
         Net realized and unrealized gain on investments                                      578,508
                                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                                        $550,187
                                                                                             ========

                 See Accompanying Notes to Financial Statements.

                       Statement of Changes in Net Assets

                                                                       For the year ended     For the year ended
                                                                       December 31, 1995      December 31, 1994
                                                                       -----------------      -----------------
INCREASE IN NET ASSETS:
    From Operations:

         Net investment loss                                              $   (28,321)          $   (11,970)
         Net realized gain on investments                                      56,056               260,791
         Net unrealized appreciation (depreciation)
                 of investments                                               522,452              (398,614)
                                                                          -----------           -----------
         Increase (decrease) in net assets resulting from operations          550,187              (149,793)
                                                                          -----------           -----------
    From Distributions to Shareholders:
         Net capital gains                                                   (123,374)             (189,197)
                                                                          -----------           -----------
         Decrease in net assets resulting from distributions                 (123,374)             (189,197)
                                                                          -----------           -----------
    From Capital Share Transactions:
         Proceeds from shares sold (91,918 and 119,924 shares)              1,103,741             1,389,720
         Proceeds from shares sold upon reinvestment
             of dividends (8,539 and 15,829 shares)                           104,961               161,454
         Cost of shares repurchased (44,778 and 19,039 shares)               (525,779)             (217,699)
                                                                          -----------           -----------
         Increase in net assets derived from capital
             share transactions                                               682,923             1,333,475
                                                                          -----------           -----------
         Increase in net assets                                             1,109,736               994,485

NET ASSETS:

    Beginning of Year
         (includes no undistributed net investment income)                  3,169,423             2,174,938
                                                                          -----------           -----------
    End of Year
         (includes no undistributed net investment income)                $ 4,279,159           $ 3,169,423
                                                                          ===========           ===========


                 See Accompanying Notes to Financial Statements.

                          Notes to Financial Statements

Note 1.      Organization

             Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company. The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

             The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

Note 2.      Significant Accounting Policies

             A. SECURITY VALUATION - Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

             B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

             C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Small Cap Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments.

             D. FEDERAL INCOME TAXES - No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

             E. ORGANIZATIONAL COSTS - Costs incurred by the Small Cap Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds. During 1995 the Investment Manager assumed the amortization expense of $11,124 for organizational expenses.

Note 3.      Investment Management,
             Distributor and Other Related
             Party Transactions

             The Company and Small Cap Fund have entered into an investment management agreement ("Management Agreement") with Pacific Global Investment Management Company (the "Manager"). The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% for the Small Cap Fund.

             In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Small Cap Fund for any additional expenses that exceed such limit. In addition, from time to time, the Manager may voluntarily waive their management and advisory fees, respectively, and/or absorb certain expenses for the Small Cap Fund.

             Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Manager, the following amounts were waived or reimbursed for the year January 1, 1995 to December 31, 1995 for Small Cap Fund; $29,132 of management fees were waived and $15,805 was reimbursed by the Manager.

             For the year January 1, 1995 to December 31, 1995, Pacific Global Fund Distributors, Inc., the principal underwriter for the Company, received $35,856 of commissions on sales of capital stock of the Small Cap Fund, after deducting $7,151 allowed to authorized distributors as commissions.

             The Fund has adopted a plan of distribution, whereby the Small Cap Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year January 1, 1995 to December 31, 1995, $8,334 was accrued or paid.

Note 4.      Purchase and Sales of Securities
             For the year ended December 31, 1995, the Small Cap Fund had purchases of securities, other than short-term investments of $2,616,842. The cost of securities held is the same for Federal income tax and financial reporting purposes.

Note 5.      Covered Call Options Written
             As of December 31, 1995, there were no securities held in escrow by the custodian in connection with covered call options written by the Company.

Written Call Options Transactions

                              Principal
                                Amount       Premium
                              ---------      -------
Outstanding
(Beginning of Period)            1,000       $ 2,440

Options Written                  3,500        14,178

Options Terminated
(Closing Transactions)               0             0

Options Exercised                3,500         6,821

Options Expired                  1,000         9,797
                                 -----       -------
Outstanding
(End of Period)                      0       $     0
                                 =====       =======

                              Financial Highlights

                 (For a Share Outstanding Throughout the Period)

                                                                 For the Year Ended        For the Period
                                                                    December 31          February 8, 1993(3)
                                                                1995           1994    to December 31, 1993
                                                                -------------------    --------------------
Per Share Operating Performance
    Net Asset Value, Beginning of Period                      $10.35         $11.47              $ 9.00
    Income from Investment Operations:                        ------         ------              ------
         Investment Income                                      0.19           0.19                0.09
         Expenses                                              (0.27)         (0.23)              (0.12)
    Income from Investment Operations:                        ------         ------              ------
         Net Investment Income (loss)                          (0.08)         (0.04)              (0.03)

    Net realized and unrealized gain (loss) on securities       1.89          (0.42)               2.50
    Income from Investment Operations:                        ------         ------              ------
    Total from Investment Operations                            1.81          (0.46)               2.47

    Less Distributions:
         Distributions from net capital gains                  (0.34)         (0.66)               0.00

    Net Asset Value, End of Period                            $11.82         $10.35              $11.47
    Income from Investment Operations:                        ======         ======              ======
Total Investment Return                                        17.27%         (3.97%)             29.94%

Ratios/Supplemental Data
    Net Assets, End of Period (000)

                                                              $4,279         $3,169              $2,175

    Ratio of Expenses to Average Net Assets (1)                 2.49%          2.45%               2.20% (2)

    Ratio of Net Investment Income (loss) to
    Average Net Assets                                         (0.71%)        (0.42%)             (0.32%) (2)

    Portfolio Turnover Ratio                                   44.95%         49.79%               5.91%  (2)



--------------------------------------------------------------------------------
1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 3.64%, 5.40% and 7.20%, for the years 1995 through 1993 respectively.

2.  Annualized.

3.  Commencement of Operations.

                 See Accompanying Notes to Financial Statements.

Report of Independent Auditors

Board of Directors and Shareholders
Pacific Advisors Fund Inc.
Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Small Cap Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets in each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Small Cap Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets in each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995, and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

   ERNST & YOUNG LLP

   Los Angeles, California
   January 29, 1996

                           Pacific Advisors Fund Inc.

Directors:
   George A. Henning, Chairman
   Victoria L. Breen
   Thomas M. Brinker
   Kathleen M. Fishkin
   L. Michael Haller III
   Siegfred S. Kagawa
   Takashi Makinodan, Ph.D.
   Gerald E. Miller
   Louise K. Taylor

Officers:

   George A. Henning, President
   Thomas H. Hanson, Vice President, Secretary and Treasurer
   Victoria L. Breen, Assistant Secretary
   Paul W. Henning, Assistant Treasurer

Investment Manager:

   Pacific Global Investment Management Company
   206 North Jackson Street, Suite 201
   Glendale, California 91206

Transfer Agent and Administrator:
   Pacific Global Investor Services, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

Distributor:

   Pacific Global Fund Distributors, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.